UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022  (December 14, 2022)

Riot Blockchain, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 Ambrosia Street, Suite 301 Castle Rock, CO 80109
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 – Regulation FD Disclosure.

On December 14, 2022, Riot Blockchain, Inc. (“Riot,” “us,” “we,” “our,” or the “Company”) released an investor presentation, dated as of December 14, 2022, (the “Investor Presentation”) which includes updates regarding Riot’s financial position, business, and operations. A copy the Investor Presentation is attached hereto as Exhibit 99.1 and is also available on the “Investors” page of our website, www.riotblockchain.com/investors, under the “Company Info – Presentations” tab.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K (this “Report”), including the Investor Presentation attached as Exhibit 99.1 hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Report, including those made in the Investor Presentation attached as Exhibit 99.1 to this Report, that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions. Such statements rely on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements may include, but are not limited to, statements about the benefits of acquisitions, including financial and operating results, and the Company’s plans, objectives, expectations, and intentions. Among the risks and uncertainties that could cause actual results to differ from those expressed in forward-looking statements include, but are not limited to: unaudited estimates of Bitcoin production; our future hash rate growth (EH/s); the anticipated benefits, construction schedule, and costs associated with the Navarro site expansion; our expected schedule of new miner deliveries; our ability to successfully deploy new miners; M.W. capacity under development; we may not be able to realize the anticipated benefits from immersion-cooling; the integration of acquired businesses may not be successful, or such integration may take longer or be more difficult, time-consuming or costly to accomplish than anticipated; failure to otherwise realize anticipated efficiencies and strategic and financial benefits from our acquisitions; and the impact of COVID-19 on us, our customers, or on our suppliers in connection with our estimated timelines. Detailed information regarding the factors identified by the Company’s management which they believe may cause actual results to differ materially from those expressed or implied by such forward-looking statements in this press release may be found in the Company’s filings with the SEC, including the risks, uncertainties and other factors discussed under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as amended, and the other filings the Company makes with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. All forward-looking statements included in this Report, including those made in the Investor Presentation attached as Exhibit 99.1 to this Report are made only as of the date of this Report, and the Company disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this press release are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01– Financial Statements and Exhibits.

(d)   Exhibits.

99.1	Investor Presentation, dated as of December 14, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Colin Yee
Name: Colin Yee
Title: Chief Financial Officer

Date: December 14, 2022